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                                                                   Exhibit 10.19
                                                                   -------------

        AMENDMENT TO BUSINESS LOAN AGREEMENT AND MASTER REVOLVING NOTE

     This Amendment to Business Loan Agreement and Master Revolving Note (this "Amendment"), effective as of December 5, 2001, is entered into by and between Comerica Bank-California ("Bank") and Taitron Components Incorporated, a California corporation ("Borrower").

     Bank and Borrower are parties to that certain Business Loan Agreement dated as of May 6, 1997 (as heretofore amended, together with the Addendum attached to and made a part thereof, the "Business Loan Agreement"). In connection with the Business Loan Agreement, Borrower entered into that certain Master Revolving Note dated May 6, 1997 in the maximum principal amount of $16,000,000 (the "Revolving Note") and that certain Addendum to Master Revolving Note dated as of May 6, 1997 (the "Note Addendum").

     Borrower has requested, and Bank has agreed, to make certain amendments to the Business Loan Agreement, as set forth below.

     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Bank and Borrower agree as follows:

1. Section 1A of the Business Loan Agreement is amended by replacing the phrase "SIXTEEN MILLION Dollars ($16,000,000)" appearing therein with the phrase "FIFTEEN MILLION Dollars ($15,000,000)", and the term "Revolving Commitment Limit" shall hereafter be deemed to mean FIFTEEN MILLION Dollars ($15,000,000).

2. Section 1B of the Business Loan Agreement is deleted in its entirety and the Term Loan Commitment is terminated.

3. Section 6(a) of the Business Loan Agreement is amended and restated to read in its entirety as follows:

     (a) Furnish to Bank (i) within fifteen days of filing with the Securities and Exchange Commission, copies of Borrower's quarterly report on form 10-Q and Borrower's annual report on Form 10-K (provided that if at any time Borrower ceases to be subject to the periodic reporting requirements of the Exchange Act of 1934, Borrower shall provide Bank with unaudited quarterly financial statements and audited annual financial statements) and (ii) monthly financial statements within 30 days after the end of each month, commencing with the month ended November 30, 2001;

4. Section 6(b) of the Business Loan Agreement is amended and restated to read in its entirety as follows:

     (b) In addition to the financial statements requested above, Borrower agrees to provide Bank with the following schedules in a form acceptable to Bank, in each case on a monthly basis within 15 days after the end of each month: Accounts Receivable Aging Reports; Accounts Payable Aging Reports; and Inventory Reports.

5. The following paragraph is added to the end of Section 6 of the Business Loan Agreement:

     In addition to the foregoing, Bank shall be entitled to conduct, at Borrower's expense, audits of Borrower's accounts receivable, accounts payable and inventory on a semi-annual basis (and at any other time when a Default exists).

6. The Revolving Note is amended by changing the principal amount thereof from $16,000,000 to $15,000,000.

7. Section 2.a. of the Note Addendum is amended and restated to read in full as follows:

     a.     A rate equal to the sum of Bank's LIBOR plus 185 basis points;


8. Borrower and Bank hereby affirm that each of the Business Loan Agreement, the Revolving Note and the Note Addendum remains in full force and effect without modification except as expressly provided in this Amendment.

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     IN WITNESS WHEREOF, Borrower and Bank have duly executed and delivered this
Amendment as of the date first written above.

TAITRON COMPONENTS INCORPORATED                      COMERICA BANK-CALIFORNIA


By: /s/ Stewart Wang                                 By: /s/ Jason Brown
Name: Stewart Wang                                   Name: Jason Brown
Title: President and CEO                             Title: Vice President

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